UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 1, 2005
                  --------------------------------------------
                        Date of Report (Date of earliest
                                 event reported)

                       ESTERLINE TECHNOLOGIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   001-06357                   13-2595091
          --------                   ---------                   ----------
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                     Identification No.)

                 500-108th Avenue NE, Bellevue, Washington 98004
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(Address of principal executive offices)                 (Zip Code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communication pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On September 1, 2005, Esterline Technologies Corporation issued a press release announcing financial results for the three months ended July 29, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated September 1, 2005.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESTERLINE TECHNOLOGIES CORPORATION



Dated:  September 1, 2005                  By:   /s/ Robert D. George
                                                 --------------------
                                                 Name:  Robert D. George
                                                Title:  Vice President, Chief
                                                        Financial Officer,
                                                        Secretary and Treasurer



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





                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated September 1, 2005.